SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                               September 25, 1996



                                CHILDROBICS, INC.

             (Exact Name of Registrant as Specified in its Charter)

   New York                      0-25110                      11-3163443
(State or other                (Commission                   (IRS Employer
 jurisdiction of                File Number)              Identification No.)

                                200 Smith Street
                           Farmingdale, New York 11735
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                            area code: (516) 694-0999


                 (Former Address, if changed since last report)

Item 1.  Changes in Control of Registrant
         Merger Agreement

                  Pursuant to an Agreement of Merger (the "Agreement of Merger"), Just Kiddie Rides, Inc., a New York corporation ("JKR"), merged into Just Kiddie Acquisition Corp. (the "Acquisition Corp."), a wholly-owned subsidiary of Childrobics, Inc. (the "Company") on September 30, 1996 (the "Merger"), and Gerard A. Reda, who, prior to the Merger, was the owner of 85% of the outstanding shares of common stock, without par value, of JKR ("JKR Common Stock"), became entitled to receive, as consideration for the JKR Common Stock held by Mr. Reda, pursuant to the Agreement of Merger, 4,250,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), which will represent 41% of the outstanding shares of Common Stock outstanding as of September 30, 1996 (based on 5,355,000 shares of Common Stock outstanding as of September 30, 1996, plus 5,000,000 shares of Common Stock to be issued pursuant to the Agreement of Merger), among other things, in exchange for his shares of JKR Common Stock.

                  Pursuant to the Agreement of Merger, the Company agreed to issue an aggregate of 5,000,000 shares of Common Stock, promissory notes in the aggregate principal amount of $750,000, and a non-competition payment to Mr. Reda in the amount of $250,000 in exchange for all of the JKR Common Stock.

                  The foregoing summary of the Merger and related transactions is incomplete and is qualified in its entirety by reference to the copy of the Agreement of Merger filed as Exhibit 1 annexed hereto.

         Employment Agreement

                  On September 30, 1996, the Company entered into an Employment Agreement (the "Employment Agreement") with Gerard A. Reda, pursuant to which Mr. Reda agreed to serve as the Company's President and Chief Executive Officer for a term of five years commencing on the date thereof (the "Commencement Date"). In addition to certain employee benefits, the Company agreed to pay Mr. Reda an annual salary at the rate of $250,000, subject to adjustment upon terms agreed upon by the Board of Directors of the Company (the "Board") and Mr. Reda, after the first anniversary of the Commencement Date. Mr. Reda shall also be granted options at the discretion of the Board based upon the performance of the Company and the performance of Mr. Reda. In addition, pursuant to the Employment Agreement, the Company elected Mr. Reda to serve as a member of the Board.

                  The foregoing summary of the Employment Agreement is incomplete and is qualified in its entirety by reference to the copy of the Employment Agreement filed as Exhibit 2 annexed hereto.

         Financing Agreement

                  On October 3, 1996, the Company, and its wholly-owned subsidiaries, Acquisition Corp., Turnpike Amusement Distributing, Inc., Amusement Associates, Inc., Group Coin Associates, Inc., and Tunnels & Tubes, Inc., as borrowers, entered into a Financing Agreement (the "Financing Agreement") with Sterling Commercial Capital, Inc. ("Sterling"), Norwood Venture Corp. ("Norwood") and Vega Capital Corp. ("Vega" and, collectively, with Sterling and Norwood, the "Lender"), pursuant to which the Lender agreed to provide the Company with financing in the principal amount of $1,500,000. In exchange for such financing, the Company agreed, among other things, to execute and deliver to the Lender, for a purchase price of Ten

Dollars ($10), a warrant (the "Financing Warrant"), representing the right to purchase 5,000,000 shares of Common Stock on a fully diluted basis at any time on or before September 30, 2003 at an aggregate exercise price of $100. (If exercised in full, the Lender would hold 32.6% of the outstanding shares of Common Stock, based upon 15,355,000 shares of Common Stock then outstanding.)

                  The foregoing summary of the Financing Agreement is incomplete and is qualified in its entirety by reference to the copy of the Financing Agreement filed as Exhibit 3 annexed hereto.

         Employment Termination and Option Termination Agreement

                  On September 30, 1996, the Company consummated the Employment Termination and Option Termination Agreement (the "Termination Agreement") which the Company entered into on July 3, 1996 with the Company's three former executive officers and directors (filed as Exhibit 1 to the Company's Form 8-K having a Report Date of July 3, 1996). Pursuant to the terms of the Termination Agreement, such officers terminated their employment agreements with the Company and resigned as officers of the Company and members of the Board.

Item 2. Acquisition or Disposition of Assets

         Agreement of Sale with respect to Fun Station USA of Lynbrook, Inc.

                  On September 25, 1996, the Company entered into an Agreement of Sale (the "Lynbrook Agreement") with Express Vending Corporation
("Express Vending") pursuant to which the Company sold all of the issued and outstanding shares of Fun Station USA of Lynbrook, Inc., a wholly-owned subsidiary of the Company, which operated the Company's playcenter in Lynbrook, New York ("Lynbrook Playcenter"), to Express Vending for aggregate consideration as follows:

                  (a) Five Thousand Dollars ($5,000) on September 25, 1996 upon execution of the Lynbrook Agreement;
                  (b) Forty-Five Thousand Dollars ($45,000) on September 25, 1996 upon closing of the sale of the Lynbrook Playcenter;
                  (c) One Hundred Thousand Dollars ($100,000) evidenced by a promissory note fully payable two (2) years from the closing of the sale of the Lynbrook Playcenter;
                  (d) One Hundred Fifty Thousand Dollars ($150,000) by the assumption of existing debt; and
                  (e) Either One Hundred Thousand Dollars ($100,000) by the delivery of Twenty Five Thousand (25,000) shares of restricted common stock of the parent corporation of Express Vending or Twenty Five Thousand Dollars
                       ($25,000) at the sole discretion of Express Vending, due within six (6) months after the date of closing of the sale of the Lynbrook Playcenter, subject to certain conditions.

                  The foregoing summary of the Lynbrook Agreement is incomplete and is qualified in its entirety by reference to the copy of the Lynbrook Agreement filed as Exhibit 4 annexed hereto.

         Agreement of Sale with respect to Fun Zones of Danbury, Inc.

                  On September 25, 1996, the Company entered into an Agreement of Sale with Express Vending (the "Danbury Agreement") pursuant to which the Company sold all of the issued and outstanding shares of Fun Zones of Danbury, Inc., a wholly-owned subsidiary of the Company, which operated the Company's playcenter in Danbury, Connecticut ("Danbury Playcenter"), to Express Vending for aggregate consideration as follows:

                  (a)  Five Thousand Dollars ($5,000) on September 25, 1996
                       upon execution of the Danbury Agreement;
                  (b) Ninety-Five Thousand Dollars ($95,000) evidenced by a short term promissory note fully payable within thirty (30) days from the date of closing of the sale
                       of the Danbury Playcenter;
                  (c)  Fifty Thousand Dollars ($50,000) evidenced by:
                       (i) A promissory note in the amount of Twenty Five Thousand Dollars ($25,000) fully payable within six
                            (6) months from the date of closing of the
                            sale of the Danbury Playcenter;
                       (ii) A promissory note in the amount of Twenty
                            Five Thousand Dollars ($25,000) fully
                            payable within nine (9) months from the date
                            of closing of the sale of the Danbury
                            Playcenter;
                  (d) Fifty Thousand Dollars ($50,000) by the assumption of existing debt; and
                  (e) Either One Hundred Thousand Dollars ($100,000) by the delivery of Twenty Five Thousand (25,000) shares of restricted common stock of the parent corporation of Express Vending or Fifty Thousand Dollars ($50,000) at the sole discretion of Express Vending, due within twelve

                       (12) months after the date of closing of the sale of the Danbury Playcenter.

                  The foregoing summary of the Danbury Agreement is incomplete and is qualified in its entirety by reference to the copy of the Danbury Agreement filed as Exhibit 5 annexed hereto.

         Agreement of Sale with respect to Kids Kingdom Amusement, Inc.

                  On September 25, 1996, the Company entered into an Agreement of Sale with Express Vending (the "Kids Agreement") pursuant to which the Company sold all of the issued and outstanding shares of Kids Kingdom Amusement, Inc., a wholly-owned subsidiary of the Company, which operated the Company's playcenter in Medford, New York ("Kids Playcenter"), to Express Vending for aggregate consideration as follows:

                  (a) Five Thousand Dollars ($5,000) on September 25, 1996 upon execution of the Danbury Agreement;
                  (b)  Twenty Thousand Dollars ($25,000) evidenced by a
                       short term promissory note and fully payable within thirty (30) days from the date of closing of the sale of the Kids Playcenter;
                  (c) One Hundred Twenty Five Thousand Dollars ($125,000) evidenced by:
                           (i) A promissory note in the amount of Fifty Thousand Dollars ($50,000) fully payable within six (6) months from the date of closing of the sale of the Kids Playcenter;
                           (ii) A promissory note in the amount of
                                Seventy-Five Thousand Dollars ($75,000)
                                fully payable within twelve (12) months from
                                the date of closing of the sale of the Kids
                                Playcenter;

                  (d) Two Hundred Fifty Thousand Dollars ($250,000) by the assumption of existing debt.

                  The foregoing summary of the Kids Agreement is incomplete and is qualified in its entirety by reference to the copy of the Kids Agreement filed as Exhibit 6 annexed hereto.

         Employment Termination and Option Termination Agreement.

                  On September 30, 1996, in connection with the consummation of the Termination Agreement with Salvatore Casaccio, the Company's former Chairman, Chief Executive Officer and a Director of the Company; A. Joseph Melnick, the Company's former President, Chief Operating Officer, Chief Financial Officer and a Director of the Company; and Richard Bartlett, the Company's former Executive Vice President and a Director of the Company (collectively, the "Officers"), the Company transferred to Mr. Casaccio, all of the outstanding shares of stock of Bayridge Playrobics, Inc., Third Avenue Playrobics, Inc., and East Side Playrobics, Inc., the Company's subsidiaries which operate the Company's playcenters in Bayside, Brooklyn and Manhattan, New York, respectively.

                  On September 30, 1996, the Company entered into the Second Amendment to the Termination Agreement (the "Second Amendment"), pursuant to which the Company agreed to transfer to Mr. Casaccio all of the assets of the Company which are used in the operation of the Company's playcenter located at Avenue U in Brooklyn, New York, subject to consents to be obtained in connection therewith. In addition, pursuant to the Second Amendment, the Company also agreed to transfer to Messrs. Casaccio and Bartlett, the Company's stock in Fun Station USA of Staten Island, Inc. ("FSSI"), the Company's subsidiary which operates the Company's playcenter in Staten Island, New York, subject to certain restrictions on transfer, and until such time as the Company is able to consummate such transfer, granted a limited revocable proxy with respect to the shares of FSSI held by the Company.

                  The foregoing summary of the Second Amendment is incomplete and is qualified in its entirety by reference to the copy of the Termination Agreement filed as Exhibit 7 annexed hereto.

         Merger Agreement

                  On September 30, 1996, Just Kiddie merged into Acquisition Corp., with Acquisition Corp. continuing as the surviving corporation under the name "Just Kiddie Rides, Inc." In connection with the Merger all of the issued and outstanding shares of JKR Common Stock, held by the shareholders of JKR, including Gerard A. Reda, the current President and a Director of the Company, was exchanged for 5,000,000 shares of Common Stock and the sum of $750,000, evidenced by promissory notes payable over a term of five (5) years following the Merger.

                  The foregoing summary of the Merger is incomplete and is qualified in its entirety by reference to the copy of the agreement filed as Exhibit 1 annexed hereto.

Item 5.  Other Events

                  Consulting Agreements

                  On October 3, 1996, the Company entered into five-year consulting agreements with each of Messrs. Douglas Fox and Conrad Gunther, pursuant to which the Company agreed to pay each of Messrs. Fox and Gunther a monthly retainer of $2,500 plus expenses, agreed to grant to each of Messrs. Fox and Gunther ten-year options to purchase 500,000 shares of Common Stock at an exercise price of $.10 per share and to pay each of Messrs. Fox and Gunther additional compensation in connection with special projects.

Item 7.  Financial Statements and Exhibits.

                           (c) Exhibits
                               1.  Merger Agreement, dated September 30, 1996,
among Just Kiddie Rides, Inc., Gerard A. Reda, Just Kiddie Acquisition
Corp., and Childrobics, Inc.

                               2.  Employment Agreement, dated September 30,
1996, between Childrobics, Inc. and Gerard A. Reda.

                               3.  Financing Agreement, dated October 3, 1996,
by and among Sterling Commercial Capital, Inc., Norwood Venture Corp., Vega Capital Corp., Childrobics, Inc., Just Kiddie Rides, Inc., Turnpike Amusement Distributing, Inc., Amusement Associates, Inc., Group Coin Associates, Inc., and Tunnels & Tubes, Inc.

                               4.  Agreement of Sale, dated September 25, 1996,
between Childrobics, Inc. and Express Vending Corporation with respect to Fun Station USA of Lynbrook, Inc., excluding exhibits.

                               5.  Agreement of Sale, dated September 25, 1996,
between Childrobics, Inc. and Express Vending Corporation with respect to Fun Zones of Danbury, Inc., excluding exhibits.

                               6.  Agreement of Sale, dated September 25, 1996,
between Childrobics, Inc. and Express Vending Corporation with respect to Kids Kingdom Amusement, Inc., excluding exhibits.

                               7.  Second Amendment to Employment Termination
and Option Termination Agreement, dated September 30, 1996, among Salvatore Casaccio, A. Joseph Melnick, Richard Bartlett, and Childrobics, Inc.

                               8.  Press Release issued by Childrobics, Inc.
on October 4, 1996.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
October 8, 1996

                                      CHILDROBICS, INC.

                                      By: /s/ Gerard A. Reda
                                      ------------------------------
                                      Gerard A. Reda
                                      President